AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code V	Page of Pages 1 8
2. Amendment/Modification No. P00168	3. Effective Date 2006 03 30	4. Requisition/Purchase Req. No. 06-CMA-0466	5. Project No. (if applicable) Blk. 14
6. Issued By Code MDA906 DEPARTMENT OF DEFENSE TRICARE MANAGEMENT ACTIVITY/CM 16401 E. CENTRETECH PARKWAY AURORA, CO 80011-9066 ANGIE FIGUEROA 303 676-3626		7. Administered By (if other than Item 6) Code SEE BLOCK 6

8. Name and Address of Contractor (No., Street, County, and Zip Code)

HUMANA MILITARY HEALTHCARE SERVICES,               Vendor ID: 00000265
500 W. MAIN STREET                                                               DUNS: 805349198
P.O. BOX 740062
LOUISVILLE KY 40202                                                            CAGE: 050S0

		(x)	9A. Amendment of Solicitation No.

9B. Date (See Item 11)
		X	10A. Modification of Contract/Order No. MDA906-03-C-0010
10B. Date (See Item 13) August 27, 2003
Code	Facility Code
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers [ ] is extended [ X ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required) See Schedule $ US XXX
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(x)	A. This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the Contract Order No. in item 10A.

B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc) Set forth item 14, pursuant to the authority of FAR 43.103(b)

X	C. This supplemental agreement is entered into pursuant to authority of: See Block 14 below
D. Other (Specify type of modification and authority)
E. IMPORTANT: Contractor [ ] is not, [ X ] is required to sign this document and return 1 copies to the issuing office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of modification no. P00168 (Reference Conreq No.s 14137 and 14138) is to incorporate OP III target cost and fee and to exercise OP III.

Block 12: Paragraph H.. Contractor Financial Underwriting of Healthcare costs and FAR 52.217-9, OPTION TO EXTEND THE TERM OF THE CONTRACT (Mar 2000).

See continuation sheet.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or Print) David J. Baker President & CEO		16A. Name and title of Contracting Officer (Type or Print) DEANNA J. MONTOYA 303 676-3816 CONTRACTING OFFICER Deanna.montoya@tma.osd.mil
15B. Contractor/Offeror /s/David J. Baker _________________________________ (Signature of person authorized to sign)	15C. Date Signed 03-30-06	16B. United States of America /s/ Deanna J. Montoya _______________________________ (Signature of Contracting Officer)	16C. Date Signed 2006 03 30

NSN 7540-01-152-8070                                                            30-105                                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE                                                                                                        Prescribed by GSA FAR (48 CFR) 53.243